BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Summary of Identifiable Assets Acquired And Liabilities	The identifiable net assets acquired and liabilities recognized on acquisition were:

In thousands of USD	Note
Property, plant and equipment	6	1,027
Intangible assets	7	4
Trade and other receivables		100
Cash and cash equivalent		66
Lease liabilities		(172)
Deferred tax		(63)
Trade and other payables		(988)
Total		(26)

Summary of the Measurement of Fair Values	Measurement of fair values

Assets acquired	Valuation technique
-Property, plant and equipment	Market comparison technique and cost technique was applied to all assets acquired. The valuation model considers market prices for similar items.

Summary Of Goodwill Recognised As Of Acquisition Date	Goodwill:

In thousands of USD
Consideration transferred	3
Fair value of identifiable net assets	27
Goodwill	30